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                                                                    EXHIBIT 32.2

                               CET SERVICES, INC.
                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                         PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002
                             18 U.S.C. SECTION 1350

         I hereby certify that, to the best of my knowledge, the Quarterly Report on Form 10-QSB of CET Services, Inc. for the period ending June 30, 2003:

         (1) complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of CET Services, Inc.

         /s/ Dale W. Bleck
---------------------------------
Dale W. Bleck
Principal Financial Officer
August 8, 2003

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to CET Services, Inc. and will be retained by CET Services, Inc. and furnished to the Securities and Exchange Commission upon request.